Prospectus Supplement
John Hancock Variable Insurance Trust (the Trust)
Health Sciences Trust (the fund)
Supplement dated September 24, 2026 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
The following information supplements and supersedes any information to the contrary relating to the fund contained in the Summary Prospectus.
At its meeting held on September 22-24, 2026, the Trust’s Board of Trustees (the Board), including the Independent Trustees, approved a special meeting of shareholders of the fund to be held on or about January 5, 2027 (the Shareholder Meeting). The Board, including the Independent Trustees, recommends that the fund’s shareholders approve a proposal that will be presented at the Shareholder Meeting to change the fund’s diversification status from diversified to non-diversified. If approved, the change to the diversification status is expected to become effective on or about January 5, 2027 (the Effective Date).
Note that this Shareholder Meeting is limited to shareholders of the fund. Shareholders of the fund as of November 6, 2026 are entitled to vote at the Shareholder Meeting.
Accordingly, contingent upon shareholder approval of the diversification status change, as of the Effective Date, the following disclosure will be added as the final paragraph of the fund’s “Principal investment strategies” :
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
Additionally, contingent upon shareholder approval of the diversification status change, as of the Effective Date, the following risk will be added to the fund’s “Principal risks” :
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
The foregoing is not a solicitation of any proxy. For important information regarding Health Sciences Trust or to receive a free copy of the proxy statement relating to the proposal, when available, or the Prospectus or SAI for the fund, please call the appropriate phone number listed below. The proxy statement, Prospectus and SAI contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the proposal to be presented for shareholder approval at the Shareholder Meeting. The proxy statement, Prospectus and SAI will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement, Prospectus, and SAI carefully before voting or when considering whether to vote for the proposal.
For John Hancock Life Insurance Company (U.S.A.) variable annuity contracts: (800) 344-1029
For John Hancock Life Insurance Company (U.S.A.) variable life contracts: (800) 732-5543
For John Hancock Life Insurance Company of New York variable annuity contracts: (800) 551-2078
For John Hancock Life Insurance Company of New York variable life contracts: (800) 732-5543

In addition, at its meeting held on September 22-24, 2026, the Board approved a change to replace the fund’s additional benchmark with one that more closely correlates to the fund's investments, effective as of September 24, 2026.
In connection with the change to the additional benchmark, as of September 24, 2026, the paragraph under the heading “Past performance” is hereby amended and restated as follows:

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based securities market index. Past performance does not indicate future results. The Russell 3000 Health Care Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. The performance information below does not reflect fees and expenses of any variable insurance contract which may use John Hancock Variable Insurance Trust as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Additionally, as of September 24, 2026, the “Average annual total returns” table for the fund under the heading “Past performance” is replaced in its entirety with the following:
Average annual total returns (%)—as of 12/31/2025	1 year	5 year	10 year
Series I	19.49	4.15	8.70
Series II	19.22	3.94	8.48
Series NAV	19.53	4.19	8.75
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88	14.42	14.82
Russell 3000 Health Care Index (reflects no deduction for fees, expenses, or taxes)[1]	14.56	6.31	9.54
Lipper Health/Biotechnology Index (reflects no deduction for fees, expenses, or taxes)[1]	22.02	3.26	8.18
1
Prior to September 24, 2026, the fund’s additional benchmark was the Lipper Health/Biotechnology Index. Effective September 24, 2026, the fund’s additional benchmark is the Russell 3000 Health Care Index. The Russell 3000 Health Care Index better reflects the universe of investment opportunities based on the fund’s investment strategy.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.